Exhibit 99.1 Fixed Income Investor Presentation November 2025

Safe Harbor Statement and Disclaimers Certain statements contained in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “seek,” “continue,” “could,” “would,” “future” or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss our future expectations or state other “forward-looking” information. These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things, and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements. You should be aware that the occurrence of the events described under the caption “Risk Factors” in Trustmark’s filings with the Securities and Exchange Commission (SEC) could have an adverse effect on our business, results of operations or financial condition. Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected. Risks that could cause actual results to differ materially from current expectations of Management include, but are not limited to, actions by the Board of Governors of the Federal Reserve System (FRB) that impact the level of market interest rates, local, state, national and international economic and market conditions, conditions in the housing and real estate markets in the regions in which Trustmark operates, conditions and changes, including volatility, in the credit and financial markets, changes in the level of nonperforming assets and charge-offs, an increase in unemployment levels, a slowdown in economic growth, changes in our ability to measure the fair value of assets in our portfolio, changes in the level and/or volatility of market interest rates, the impacts related to or resulting from bank failures and other economic and industry volatility, including potential increased regulatory requirements, the demand for the products and services we offer, potential unexpected adverse outcomes in pending litigation matters, our ability to attract and retain noninterest-bearing deposits and other low-cost funds, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, changes in accounting standards and practices, including changes in the interpretation of existing standards, that affect our consolidated financial statements, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of our borrowers, greater than expected costs or difficulties related to the integration of acquisitions or new products and lines of business, cyber-attacks and other breaches which could affect our information system security, natural disasters, environmental disasters, pandemics or other health crises, acts of war or terrorism, potential market or regulatory effects of the current United States presidential administration’s policies, changes to the credit rating of U.S. Government securities and other risks described in our filings with the SEC. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Except as required by law, we undertake no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise. This presentation is not an offer to sell securities and Trustmark Corporation (Trustmark) is not soliciting an offer to buy securities in any jurisdiction where such offer or sale is not permitted. Neither the SEC nor any state securities commission has approved or disapproved of the securities of Trustmark or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offence. Except as otherwise indicated, this presentation speaks as of the date hereof. This presentation includes statistical and other industry and market data that we obtained from government reports and other third-party sources. Our internal data, estimates, and forecasts are based on information obtained from government reports, trade, and business organizations and other contacts in the markets in which we operate and our management’s understanding of industry conditions. Although we believe that this information (including the industry publications and third-party research, surveys, and studies) is accurate and reliable, we have not independently verified such information. In addition, estimates, forecasts, and assumptions are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. Finally, forward-looking information obtained from these sources is subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements in this presentation. Numbers contained in this presentation for the quarter ended September 30, 2025 and for other quarterly periods are unaudited. Additionally, all figures presented as year-to-date and for periods that represent a full fiscal year ended December 31 represent unaudited results. As a result, subsequent information may cause a change in certain accounting estimates and other financial information, including Trustmark’s allowance for credit losses, fair values, and income taxes. This presentation includes financial information in its analysis of Trustmark’s performance that is not in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The reconciliations of these measures to their most directly comparable GAAP equivalents are provided in the Appendix to this presentation. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. 2

Table of Contents 1. Company Overview 4-6 2. Q3 ’25 Results 7 3. Historical Growth 8-9 4. Capital Position 10-11 5. Net Interest Income 12 6. Deposit Portfolio 13 7. Loan Portfolio 14-18 8. Asset Quality 19-20 9. Liquidity Profile 21-22 10. Noninterest Income & Expense 23-24 11. Appendix 25-32 3

Today's Presenters



Duane Dewey

President, Chief Executive Officer

Trustmark Corporation
Trustmark Bank

- Mr. Dewey, with 40 years of banking experience, was named President and CEO in January 2021. Mr. Dewey joined Trustmark in 2003 as President of Wealth Management and assumed additional responsibilities for Commercial Real Estate, Institutional Banking, Corporate Banking, and Treasury Management. In 2019, Mr. Dewey was named Chief Operating Officer and, in 2020, became President and COO and joined the Board of Directors.
- Prior to joining Trustmark, Mr. Dewey served as Managing Director of Wealth Management at Provident Bank in Cincinnati, OH, and at Bank of America in Corporate Banking in Dallas, TX and in Private Banking in Washington, DC.



Tom Owens

Treasurer, Principal Financial Officer
Trustmark Corporation

Executive VP, Chief Financial Officer
Trustmark Bank

- Mr. Owens was named Chief Financial Officer effective March 2021.
- Joined Trustmark in 2013, initially serving as Executive Vice President and Bank Treasurer.
- Prior experience includes over 25 years in financial leadership roles at other leading banking organizations, including KeyBank and Wachovia.



Barry Harvey

Executive VP, Chief Credit and Operations Officer

Trustmark Bank

- Mr. Harvey serves as Executive Vice President and Chief Credit and Operations Officer at Trustmark, having joined the company in 1999.
- Directs all credit, IT, and operational activities and provides strategic guidance for the bank's lending and deposit functions.
- Prior experience includes 38 years in the financial services industry with expertise in portfolio management and credit analysis.



Tom Chambers

Principal Accounting Officer
Trustmark Corporation

Executive VP, Chief Accounting Officer
Trustmark Bank

- Mr. Chambers serves as Executive Vice President and Chief Accounting Officer for Trustmark Bank and serves as the Principal Accounting Officer for Trustmark Corporation, having joined the company in 2002.
- As Chief Accounting Officer, Mr. Chambers oversees Accounting, which includes Securities Exchange Commission and Regulatory external reporting, Corporate Taxes, Accounts Payable, and Strategic Sourcing.
- Mr. Chambers previously served as Director of Finance of Mississippi for BellSouth Mobility.



Granville Tate, Jr.

Secretary
Trustmark Corporation

Executive VP, Chief Administrative Officer, Secretary
Trustmark Bank

- Mr. Tate, Jr. was named Chief Administrative Officer effective January 2021.
- Joined Trustmark in 2015, overseeing the Corporate Governance, Risk Management, Corporate Security, Facilities, Asset Review and Legal areas of the organization.
- Also serves as Secretary of Trustmark Corporation and Trustmark Bank.
- Prior experience includes over 30 years in private legal practice, with a focus on Banking, Corporate, and Finance Law.



Joey Rein

Assistant Secretary
Trustmark Corporation

Executive VP, Director of Corporate Strategy
Trustmark Bank

- Mr. Rein serves as Director of Corporate Strategy, responsible for M&A, strategic planning, and investor relations, having joined the company in 1998.
- Also serves as Assistant Secretary of Trustmark Corporation and Trustmark Bank, managing corporate governance duties.
- Prior experience in Corporate Planning and Development at Deposit Guaranty Corp.

Company Overview | Q3'25 Results | Historical Growth | Capital Position | Net Interest Income | Deposit Portfolio | Loan Portfolio | Asset Quality | Liquidity Profile | Noninterest Inc. & Exp.

Trustmark

4

Trustmark Corporation

Who We Are

- Trustmark is a diversified financial services company headquartered in Jackson, MS, providing banking and financial solutions through offices in AL, FL, GA, MS, TN and TX
- Our vision is to be a premier financial services provider in our marketplace.
- Our mission is to achieve outstanding customer satisfaction by providing banking and wealth management solutions through superior sales and service, utilizing excellent people, teamwork, and diversity, while meeting our corporate financial goals.

Our Footprint



Extended Commercial Trade Area
Banking Center States
LPO

Strategic Priorities to Enhance Shareholder Value

GROWTH

Focus on profitable growth to increase EPS, enhance scale, benefit from favorable demographic trends in growth markets, and increase penetration across lines of business

EFFICIENCY

Pursue efficiency opportunities through adoption of technology, redesign of workflows and workforce structure

INNOVATION

Invest in technology solutions and data analytics to drive customer engagement, inform sales practices, and aid in the development and enhancement of product or service offerings

RISK MANAGEMENT

Prioritize risk management throughout the organization by incorporating industry leading practices to comply with all applicable regulatory requirements

CULTURE

Adopt a mindset that embraces growth, innovation and efficiency while maintaining core values and sound risk management practices

Company Overview | Q3'25 Results | Historical Growth | Capital Position | Net Interest Income | Deposit Portfolio | Loan Portfolio | Asset Quality | Liquidity Profile | Noninterest Inc. & Exp.

Trustmark

5

Our Company

Franchise Overview



TRMK (167)
LPO (1)
TN
Memphis
MS
Birmingham
Atlanta
Jackson
TX
AL
GA
LA
Houston
Tallahassee
FL

Company Highlights

Balance Sheet

$18.8B	$13.5B	$15.6B	$10.1B
Total Assets	Gross Loans HFI	Total Deposits	Wealth AUM(1)

Company Info

1889	#2	Outstanding
Year Founded	Mississippi Market Share(2)	CRA Rating(3)

Profitability

1.21%	12.84%	20%	1.84%
ROAA	ROATCE*	Fee Income / Total Revenue	Cost of Deposits

Capital & Asset Quality

9.6%	10.3%	11.9%	14.3%
TCE / TA*	Leverage Ratio	CET1 Ratio	TRBC Ratio
249%	60%	0.13%	0.49%
CRE / TRBC(4)	C&D / TRBC(4)	NCOs / Avg Loans	NPAs / Assets

Ratings

BBB	BBB
S&P Issuer Rating	Fitch Issuer Rating

* A reconciliation of this non-GAAP measure is set forth in appendix
Note: Unless otherwise stated, financial data as of or for the 3 months ended 9/30/25
Note: TRMK's Loan Production Office is responsible for the nationwide equipment finance business
(1) AUM as of 9/30/2025 per TRMK 10-Q filing
(2) Deposit market share data as of 6/30/25
(3) TRMK formally upgraded to "outstanding" status in February 2025
(4) Financial data per bank level regulatory filings; CRE ratio excludes owner-occupied CRE per regulatory definition

Company Overview | Q3'25 Results | Historical Growth | Capital Position | Net Interest Income | Deposit Portfolio | Loan Portfolio | Asset Quality | Liquidity Profile | Noninterest Inc. & Exp.

Trustmark

6

Financial Highlights – Third Quarter 2025

Performance Reflects Continued Loan and Deposit Growth, Stable Credit Quality, Expanded Revenue and Strong Profitability Metrics

Balance Sheet

- Loans held for investment (HFI) increased $83.4 million, or 0.6%, linked-quarter, and a $448.0 million, or 3.4%, increase year-over-year
- Total deposits increased $515.1 million, or 3.4%, linked-quarter, and $390.0 million, or 2.6%, from the prior year; cost of total deposits increased 4 basis points to 1.84%

Profitable Revenue Generation

- Net income totaled $56.8 million, representing fully diluted EPS of $0.94
- Revenue in the third quarter totaled $202.4 million, an increase of 1.9% linked-quarter and 5.3% year-over-year
- Net interest income (FTE) totaled $165.2 million, an increase of 2.4% linked-quarter and 4.6% year-over-year; net interest margin expanded to 3.83%
- Noninterest income totaled $39.9 million, up 0.1% linked-quarter and 6.3% year-over-year

Expense Management

- Noninterest expense totaled $130.9 million, an increase of 4.7%, linked-quarter and 6.2% year-over-year; noninterest expense in the third quarter included approximately $2.3 million in nonroutine items
- Salaries and employee benefits expense increased $3.2 million, or 4.7%, linked-quarter principally due to annual merit increases and annual incentive accruals

Credit Quality

- Provision for credit losses totaled $1.7 million
- Net charge-offs totaled $4.4 million, including one charge-off on an individually analyzed loan totaling $3.1 million reserved for in prior periods; NCOs represented 0.13% of average loans
- Allowance for credit losses (ACL) represented 1.22% of loans HFI and 239.69% of nonaccrual loans, excluding individually analyzed credits at September 30, 2025

Capital Management

- Maintained strong capital position with CET1 ratio of 11.88% and total risk-based capital ratio of 14.33%
- Repurchased $11.0 million, or approximately 280 thousand common shares, during third quarter; for the first nine months of 2025, repurchased $37.1 million, or approximately 1.0 million common shares; $62.9 million in remaining share repurchase authorization in 2025
- Tangible book value per share* of $29.60 at September 30, 2025, up 3.0% linked-quarter and 10.1% year-over-year
- Board of Directors declared quarterly cash dividend of $0.24 per share payable December 15, 2025, to shareholders of record on December 1, 2025

At September 30, 2025	
Total Assets	$18.8 billion
Loans (HFI)	$13.5 billion
Total Deposits	$15.6 billion
Banking Centers	167

	Q3-25	Q2-25	Q3-24
Net Income ($ in millions)	$56.8	$55.8	$51.3
EPS – Diluted	$0.94	$0.92	$0.84
ROAA	1.21%	1.21%	1.10%
ROATCE*	12.84%	13.13%	12.86%
Dividends / Share	$0.24	$0.24	$0.23
TCE/TA*	9.64%	9.50%	9.07%

* A reconciliation of this non-GAAP measure is set forth in appendix

Company Overview | Q3'25 Results | Historical Growth | Capital Position | Net Interest Income | Deposit Portfolio | Loan Portfolio | Asset Quality | Liquidity Profile | Noninterest Inc. & Exp.

Trustmark 7

Enhanced Financial Positioning Loans HFI NIM - FTE ($ in billions) 3.80% $13.5 3.51% $13.1 $13.0 3.32% $12.2 3.17% 2022 2023 2024 9/30/2025 YTD 2022 2023 2024 9/30/2025 YTD Total Deposits Tangible Book Value Per Share* ($ in billions) $29.60 $26.68 $15.6 $15.6 $15.1 $21.73 $18.98 $14.4 2022 2023 2024 9/30/2025 YTD 2022 2023 2024 9/30/2025 YTD * A reconciliation of this non-GAAP measure is set forth in appendix Company H Hi is st to or ri ic ca al l Capital Net Interest Deposit Loan Liquidity Noninterest Q3’25 Results Asset Quality Overview G Gr ro ow wt th h Position Income Portfolio Portfolio Profile Inc. & Exp. 8

Consistent Growth in Profitability Net Income Available to Shareholders Diluted EPS $3.04 $186,335 $2.74 $2.60 $2.50 $159,220 $166,261 $2.22 $153,290 $136,481 $0.99 $0.74 $60,918 $45,210 2022 2023 2024 9/30/2025 YTD 2022 2023 2024 9/30/2025 YTD Net Income from Continuing Operations (GAAP) (in thousands) Diluted EPS from Continuing Operations (GAAP) (in thousands) Net Income from Adjusted Continuing Operations* (Non-GAAP) (in thousands) Diluted EPS from Adjusted Continuing Operations* (Non-GAAP) ROAA ROATCE* 1.21% 1.01% 12.95% 13.03% 12.71% 0.86% 12.43% 0.82% 0.78% 10.78% 0.35% 4.86% 0.24% 3.04% 2022 2023 2024 9/30/2025 YTD 2022 2023 2024 9/30/2025 YTD ROAA from Continuing Operations (GAAP) ROATCE from Continuing Operations (GAAP) ROATCE from Adjusted Continuing Operations* (Non-GAAP) ROAA from Adjusted Continuing Operations* (Non-GAAP) * A reconciliation of this non-GAAP measure is set forth in appendix Note: 2024 GAAP metrics include one-time losses related to securities repositioning completed in Q2 2024 Company H Hi is st to or ri ic ca al l Capital Net Interest Deposit Loan Liquidity Noninterest Q3’25 Results Asset Quality Overview G Gr ro ow wt th h Position Income Portfolio Portfolio Profile Inc. & Exp. 9

Current Capital Position Regulatory Capital as of September 30, 2025 Capital Highlights $ in millions Subordinated Notes 9.6% 10.3% 11.9% $124 Tier 2 TCE / Leverage CET1 $315 ACL $191 TA* Ratio Ratio Trust Preferred $60 12.3% 14.3% Tier 1 Total Capital Ratio Ratio ▪ Subordinated Notes Approaching Call Phase: The $125.0 million subordinated notes remain outstanding. They will begin to phase out of Tier Common Equity Tier 1 Tier 1 2 capital on a 20% annual basis starting $1,873 $1,813 December 1, 2025. ▪ Legacy Tier 1 Capital: The company continues to utilize $60.0 million in trust preferred securities as Tier 1 capital under regulatory grandfathering provisions. 1 * A reconciliation of this non-GAAP measure is set forth in appendix Company Historical C Ca ap pi it ta al l Net Interest Deposit Loan Liquidity Noninterest Q3’25 Results Asset Quality Overview Growth P Po os si it ti io on n Income Portfolio Portfolio Profile Inc. & Exp. 10

Strong Capital Position Relative to Peers



Tangible Common Equity / Tangible Assets*
9.6%
9.3%
TRMK
Peer Median



Common Equity Tier 1 Ratio*
11.9%
11.6%
TRMK
Peer Median



TCE/TA, including After-Tax HTM Losses*
9.5%
8.9%
TRMK
Peer Median



Common Equity Tier 1, including AOCI & HTM*
11.6%
11.4%
TRMK
Peer Median

Source: S&P Global Market Intelligence
* A reconciliation of this non-GAAP measure is set forth in appendix
Note: Financial data as of 9/30/2025
Note: Peers include major-exchange traded banks headquartered in the Southeast with assets between $10bn and $50bn; Excludes merger targets and mutual holding companies
Note: Assumes a tax rate of 21.0% for peer after-tax HTM losses; Assumes a tax rate of 25.0% for TRMK after-tax HTM losses

Company Overview | Q3'25 Results | Historical Growth | Capital Position | Net Interest Income | Deposit Portfolio | Loan Portfolio | Asset Quality | Liquidity Profile | Noninterest Inc. & Exp.

Trustmark

11

Income Statement Highlights – Net Interest Income (1) Net Interest Income – FTE Yields and Costs ($ in millions) 6.55% $165 6.32% $161 $158 6.19% 6.21% $158 6.15% $155 3.83% 3.75% 3.76% 3.81% 3.69% 3.46% 3.46% 3.50% 3.44% 3.41% 2.94% 2.61% 2.43% 2.44% 2.42% Q3-24 Q4-24 Q1-25 Q2-25 Q3-25 Q3-24 Q4-24 Q1-25 Q2-25 Q3-25 Loan Yield NIM Securities Yield Cost of IBL Net Interest Income Net Interest Margin • Net interest income (FTE) totaled $165.2 million in the third 0.09% 3.83% 3.81% quarter, resulting in a net interest margin of 3.83%, up 2 basis -0.03% -0.04% points from the prior quarter Liability # of Days in Asset Rate/Volume Qtr Rate/Volume • Securities yield during Q3-25 was 3.50%, up 4 basis points linked-quarter and an increase of 6 basis points year-over- year Q2-25 NIM Q3-25 NIM (1) Loan Yield includes LHFI & LHFS Company Historical Capital N Ne et t I In nt te er re es st t Deposit Loan Liquidity Noninterest Q3’25 Results Asset Quality Overview Growth Position I In nc co om me e Portfolio Portfolio Profile Inc. & Exp. 12

Diverse, Low Cost & Core Deposit Base

Deposit Composition Over Time[1]


($ in billions)
Core Deposits[2] (%)
93.9%
93.8%
93.8%
93.3%
93.2%
Total Deposits ($bn)
$15.2
$15.1
$15.1
$15.1
$15.6
21.9%
21.1%
21.2%
22.4%
22.3%
27.5%
27.3%
27.9%
27.1%
27.6%
29.9%
31.2%
30.6%
29.8%
28.8%
20.6%
20.3%
20.4%
20.7%
21.2%
2024Q3
2024Q4
2025Q1
2025Q2
2025Q3
Demand/Non-Interest Bearing
NOW & Other Trans. Accounts
MMDA & Other Savings
Time

Granular Deposit Base

- Average deposit account size of **$34k**
- Top 20 commercial depositors represent **2.9%** of total deposits
- Average retail deposit size of **$22k**
- Top 20 retail depositors represent **1.7%** of total deposits
- Average commercial deposit size of **$78k**

Cost of Deposits Relative to Peers


2.49%
2.31%
2.15%
2.12%
2.15%
2.22%
1.98%
1.83%
1.80%
1.84%
2024Q3
2024Q4
2025Q1
2025Q2
2025Q3
TRMK
Peer Median[3]

Source: S&P Global Market Intelligence
Note: Financial data as of or for the respective period and 9/30/25, as applicable
(1) Percentages may not sum to 100% due to rounding
(2) Core deposits exclude jumbo time deposits (>$250k)
(3) Peers include major-exchange traded banks headquartered in the Southeast with assets between $10bn and $50bn; Excludes merger targets and mutual holding companies

Company Overview | Q3'25 Results | Historical Growth | Capital Position | Net Interest Income | Deposit Portfolio | Loan Portfolio | Asset Quality | Liquidity Profile | Noninterest Inc. & Exp.

Trustmark

13

Earning Asset Composition & Interest Rate Sensitivity As of 09/30/25 • Cash flow hedge portfolio structured to mitigate asset sensitivity driven by loan portfolio mix with 52% variable rate • Active interest rate swap hedge notional at quarter end was $800 million with a weighted average received fix rate of 3.27% and active floor notional was $75 million with a SOFR rate of 3.58% • Active cash flow hedge notional of $875 million has an effective weighted average maturity of 3.5 years including effect of forward settle notional of $565 million in interest rate swaps and $75 million in interest rate floors (1,2) (2)(4) Loans by Rate Index Hedge Notional $1,000 4.00% $900 3.90% $46 Prime, 9% Book Balance: $13.8B $93 $800 3.80% (3) Yield : 6.21% $113 $700 3.70% 3.64% $829 $765 3.58% 3.59% $600 3.60% $81 $500 3.50% 3.46% $400 3.40% 3.34% $676 Fixed, 39% $300 3.30% $16 3.21% $496 $200 3.20% $266 Variable (<= 1-month), $100 3.10% $70 42% $- 3.00% 2025 2026 2027 2028 2029 2030 Swap Notional (Annual Avg) Floor Notional (Annual Avg) Receive Fixed Rate (Annual Avg) Hybrid ARMs, Variable (> 1- 9% month), 2% (1) Loans include LHFI & LHFS (2) Totals may not foot due to rounding (3) Loan Yield includes LHFI & LHFS (4) $ Millions Company Historical Capital Net Interest Deposit L Lo oa an n Liquidity Noninterest Q3’25 Results Asset Quality Overview Growth Position Income Portfolio P Po or rt tf fo ol li io o Profile Inc. & Exp. 14

Loans Held for Investment (HFI) Portfolio

Focus on profitable, credit-disciplined loan growth continued

Loans HFI ($ in millions)[1]	9/30/2025	Change LQ	Change Y-o-Y
Loans secured by real estate:			
Const., land dev. and other land loans	$ 1,242	$ (113)	$ (346)
Secured by 1-4 family residential prop.	3,055	(2)	160
Secured by nonfarm, nonresidential prop.	3,300	(179)	(283)
Other real estate secured	2,056	137	580
Commercial and industrial loans	1,904	71	137
Consumer loans	151	2	2
State and other political subdivision loans	1,028	67	32
Other Loans & Leases	813	101	167
Total LHFI	**$ 13,548**	**$ 83**	**$ 448**

Loan Portfolio Composition 09/30/25[1]



Other RE, 15%
Nonfarm,Nonres, 24%
C&I, 14%
Consumer, 1%
State & Other Political Sub. , 8%
Other, 6%
Construction, Land Dev, 9%
1-4 Residential, 23%

- Portfolio exhibits diversity by product type, geography, and industry
- Total loans to NDFIs of $292 million (2% of total loans):
  - $96 million to mortgage credit intermediaries
  - $93 million to business credit intermediaries[2]
  - $52 million to consumer credit intermediaries
  - $51 million to other non-depository financial institutions
- Minimal lending to private credit with total exposure of $137 million to six long term relationships, of which only $55 million is funded and outstanding (<0.5% of total loans)[3]

Loans HFI by Quarter



$13,100
$13,090
$13,241
$13,465
$13,548
Dollar Change:
$(10)
$151
$223
$83
Q3-24
Q4-24
Q1-25
Q2-25
Q3-25

(1) Totals and percentages may not foot due to rounding
(2) This figure includes the referenced private credit in the last bullet below
(3) Defined as direct loans made to mid-market businesses typically by non-bank vehicles such as private debt and Business Development Companies.

Company Overview | Q3'25 Results | Historical Growth | Capital Position | Net Interest Income | Deposit Portfolio | Loan Portfolio | Asset Quality | Liquidity Profile | Noninterest Inc. & Exp.

Trustmark

15

Commercial & Construction Loan Concentrations

CRE / TRBC Ratio (%)(1)



269%
281%
257%
249%
2022Y
2023Y
2024Y
2025Q3

C&D / TRBC Ratio (%)



105%
86%
71%
60%
2022Y
2023Y
2024Y
2025Q3

Note: Financial data per bank level regulatory filings
(1) Excludes non-owner occupied commercial real estate per regulatory definition

Company Overview | Q3'25 Results | Historical Growth | Capital Position | Net Interest Income | Deposit Portfolio | Loan Portfolio | Asset Quality | Liquidity Profile | Noninterest Inc. & Exp.

Trustmark

16

Commercial Real Estate and Offices (CRE) Portfolio Detail

CRE Portfolio[1][2] ($ in millions)	09/30/25	% of CRE Portfolio
Lots, Development and Unimproved Land	$ 254	5%
1-4 Family Construction	310	6%
Other Construction	678	13%
Total Construction, Land Development and Other Land Loans	**$ 1,242**	**24%**
Retail	262	5%
Offices	228	4%
Hotels/Motels	252	5%
Industrial	464	9%
Senior Living	283	5%
Other	446	9%
Total Non-owner Occupied & REITs	**$ 1,935**	**37%**
Multi-Family[3]	1,987	38%
Total CRE	**$ 5,164**	**100%**

CRE Portfolio

- Focused on vertical construction with limited exposure to unimproved land and development
- Well-diversified product and geographical mix

Offices (CRE) Portfolio[1][2] ($ in millions)	09/30/25	% of Offices Portfolio
Construction	$ 1	0%
Existing	228	100%
Total Offices	**$ 229**	**100%**
Offices (CRE) as % of LHFI	1.7%	
Average Loan Balance	$1.6 million	
YTD Office NCOs/Average Loans	0.84%	
Office Delinquencies/Total Offices	0.00%	
Office NPL/Total Offices	0.06%	

Offices (CRE) Portfolio

- Existing (credits of $5 million or more)
  - * Weighted average occupancy of investment grade tenants is 44%
  - * Less than 10% lease turnover in each year from 2025-2028
  - * Weighted average vacancies of 3%
  - * Weighted average LTV of 67%

(1) All information provided above reflects outstanding balances
(2) Totals and percentages may not foot due to rounding
(3) Multi-Family is included in Other Real Estate Secured Loans in Financials

Company Overview | Q3'25 Results | Historical Growth | Capital Position | Net Interest Income | Deposit Portfolio | Loan Portfolio | Asset Quality | Liquidity Profile | Noninterest Inc. & Exp.

Trustmark

17

Commercial Loan Portfolio Detail % of • Portfolio includes commercial, financial (1)(2) Commercial Portfolio Commercial intermediaries, agriculture production, equipment ($ in millions) 09/30/25 Portfolio finance, non-profits, and leases Manufacturing $ 417 15% • Credits originated by the Equipment Finance line of Wholesale Trade 350 13% business comprise $652 million of the commercial Real Estate & Rental & Leasing 348 13% portfolio Finance & Insurance 287 11% • Well-diversified portfolio with no single category Construction 279 10% exceeding 15% Transportation & Warehousing 169 6% Administrative & Support & Waste Mgmt 129 5% & Remediation Services Retail Trade 128 5% Professional, Scientific & Technical 117 4% Services Health Care & Social Assistance 105 4% Information 92 3% Other 278 10% Total $ 2,699 100% (1) All information provided above reflects outstanding balances (2) Totals and percentages may not foot due to rounding Company Historical Capital Net Interest Deposit L Lo oa an n Liquidity Noninterest Q3’25 Results Asset Quality Overview Growth Position Income Portfolio P Po or rt tf fo ol li io o Profile Inc. & Exp. 18

Strong Consistent History of Credit Risk Management (Loans HFI) Allowance for Credit Losses/Loans Nonperforming Assets ($ in millions) $107 1.26% 1.25% 1.22% 1.22% $7 $95 $92 $90 $86 1.08% $8 $8 $6 $9 $68 0.99% $2 $100 $87 $84 $81 $80 $66 2022 2023 2024 Q1-25 Q2-25 Q3-25 2022 2023 2024 Q1- 25 Q2-25 Q3-25 NPA/ Allowance Total /Non- Nonaccrual Loans Other Real Estate Loans+ accrual 182% 139% 200% 193% 208% 197% OREO 0.55% 0.81% 0.65% 0.71% 0.66% 0.67% Loans Criticized & Classified Loans Net Charge-offs/Average Loans ($ in millions and %) 4.87 4.80 4.19 0.19% 2.52 3.80 1.31 5.0 0 850 3.37 3.0 0 3.26 3.01 3.01 1.70 750 1.0 0 $647 $644 1.10 -1.00 650 $573 -3.00 $524 550 $192 $213 0.10% $161 -5.00 $109 450 0.08% $331 -7.00 350 0.06% -9.00 $108 250 $452 $434 0.04% $162 $415 -11.00 $412 $27 150 -13.00 $223 $135 0.01% -15.00 50 2022 2023 2024 Q1-25 Q2-25 Q3-25 2022 2023 2024 Q1-25 Q2-25 Q3-25 Classified Loans Special Mention Loans $ Classified/Total Loans Criticized/Total Loans $ % % YTD YTD YTD Company Historical Capital Net Interest Deposit Loan Liquidity Noninterest Q3’25 Results A As ss se et t Q Qu ua al li it ty y Overview Growth Position Income Portfolio Portfolio Profile Inc. & Exp. 19 Axis Title

Strong Historical Credit Culture Net Charge-Offs / Average Loans 2.56% 2.56% 1.57% 1.41% 1.10% 1.01% (3) 0.69% 0.95% 0.68% 0.64% 0.87% 0.51% 0.51% 0.49% 0.50% 0.50% 0.48% 0.47% 0.44% 0.56% 0.27% 0.25% 0.19% 0.19% 0.15% 0.10% 0.11% 0.30% 0.10% 0.06% 0.06% 0.02% 0.01% (0.03%) (0.02%) (0.04%) 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 YTD (1) (2) TRMK National Average (1) Performance is based upon credits underwritten and approved by Trustmark (2) Sourced from Federal Reserve Economic Data; Includes all Commercial Banks (3) Data as of 6/30/25 YTD per Federal Reserve Economic Data Company Historical Capital Net Interest Deposit Loan Liquidity Noninterest Q3’25 Results A As ss se et t Q Qu ua al li it ty y Overview Growth Position Income Portfolio Portfolio Profile Inc. & Exp. 20

Liquidity Profile

Loans Held for Investment / Deposits (%)


86.0%
86.6%
87.8%
89.1%
86.7%
2024Q3
2024Q4
2025Q1
2025Q2
2025Q3

Cash & AFS Securities / Total Assets (%)


13.8%
12.4%
12.7%
13.0%
13.5%
2024Q3
2024Q4
2025Q1
2025Q2
2025Q3

Calculation of Available Liquidity

(Dollars in millions)

Liquidity Available to TRMK	9/30/2025
On-Balance Sheet Liquidity	
FRBA Interest-Bearing Balance	$454
Unencumbered Securities(1)	1,329
Total Liquidity Available on BS	**$1,783**
Available Lines of Credit	
FHLB of Dallas Line(2)	$2,020
Discount Window Line(2)	1,235
Upstream Federal Funds Line	280
Total Borrowing Capacity	**$3,535**
Total Immediate Liquidity	**$5,318**

(1) Includes cash on deposit with the Federal Reserve Bank.
(2) In 2025, Trustmark reallocated a substantial portion of its external credit facilities from the Federal Home Loan Bank (FHLB) to the Federal Reserve under its Borrower-In-Custody (BIC) program. This collateral represents an estimated incremental borrowing capacity of approximately $6 billion.

Company Overview | Q3'25 Results | Historical Growth | Capital Position | Net Interest Income | Deposit Portfolio | Loan Portfolio | Asset Quality | Liquidity Profile | Noninterest Inc. & Exp.

Trustmark

21

Investment Securities Portfolio MRQ Securities Portfolio Composition Investment Portfolio Summary (2) (2) Residential Pass- $22.0M $26.0M Through MBS Unrealized AT Gain Unrealized AT Loss 64% on AFS Securities on HTM Securities Commercial AFS (1) MBS Securities 21% $1.8B 59% of Treasuries 4.4 Years 3.9 Years Portfolio 11% Average Effective Securities Portfolio Life Portfolio Duration U.S. Govt. Agency Obligation 4% $345M Expected Cash Flow Commercial From Securities Over (1) MBS Next 12 Months 58% HTM Treasuries Securities 2% $1.3B 41% of ▪ No corporate securities owned Portfolio ▪ All securities owned are investment grade rated Residential Pass- Other Through MBS Residential MBS 32% 8% (1) All commercial mortgage-backed securities issued or guaranteed by FNMA, FHLMC, or GNMA (2) Unrealized gains/losses shown on an after-tax basis; assumes a tax rate of 25.0% Company Historical Capital Net Interest Deposit Loan L Li iq qu ui id di it ty y Noninterest Q3’25 Results Asset Quality Overview Growth Position Income Portfolio Portfolio P Pr ro of fi il le e Inc. & Exp. 22

Attractive Diversified Fee Income Business

Noninterest Income[1] ($ in millions)	Q3-25	Change LQ	Change Y-o-Y
Service Charges on Deposit Accounts	$ 11.3	$ 0.7	$ (0.0)
Bank Card and Other Fees	8.3	(0.4)	0.4
Mortgage Banking, net	8.2	(0.4)	2.1
Wealth Management	9.8	0.2	0.5
Other, net	2.4	0.1	(0.6)
Total Noninterest Income	**$ 39.9**	**$ 0.0**	**$ 2.4**

Noninterest Income – Q3-25[1]



Other, net, 6%
Wealth Management, 25%
Service Charges on Deposit Accounts, 28%
Mortgage Banking, net, 21%
Bank Card and Other Fees, 21%

Noninterest Income[1]
($ in millions)



$38
$41
$43
$39
$39
$11 $8 $6 $9 $3
$11 $9 $7 $9 $4
$11 $8 $9 $10 $6
$11 $9 $9 $10 $2
$11 $8 $8 $10 $2
Q3-24(1)
Q4-24
Q1-25
Q2-25
Q3-25
Service Charges on Deposit Accounts
Bank Card and Other Fees
Mortgage Banking, net
Wealth Management
Other, net

- Noninterest income in the third quarter totaled $39.9 million, up $41 thousand linked-quarter and $2.4 million year-over-year.
- Mortgage banking, net totaled $8.2 million in the third quarter, a decrease of $420 thousand linked-quarter and an increase of $2.1 million year-over-year. The linked-quarter decrease was principally due to lower gain on sales of loans, net and increased net negative hedge ineffectiveness, which was partly offset by increased mortgage servicing income, net.
- Wealth Management revenue in the third quarter totaled $9.8 million, an increase of $160 thousand from the prior quarter and a $510 thousand increase from the previous year.

(1) Totals may not foot due to rounding

Company Overview | Q3'25 Results | Historical Growth | Capital Position | Net Interest Income | Deposit Portfolio | Loan Portfolio | Asset Quality | Liquidity Profile | Noninterest Inc. & Exp.

Trustmark

23

Income Statement Highlights – Noninterest Expense

- Noninterest expense in the third quarter increased $5.8 million, or 4.7%, linked-quarter and included approximately $2.3 million in nonroutine items
- Salaries and employee benefits in the third quarter totaled $71.5 million, an increase of $3.2 million, or 4.7%, linked-quarter principally due to annual salary merit increases effective July 1 and general performance incentives
- Services and fees totaled $28.8 million in the third quarter, an increase of $1.8 million, or 6.6%, linked-quarter and included approximately $900 thousand in nonroutine items including professional fees related to the conversion to a state bank charter and other corporate strategic initiatives.
- Other real estate expense, net increased $1.8 million, which reflects the establishment of a $1.4 million reserve for a single property

Noninterest Expense(1) ($ in millions)			Change			
		Q3-25		LQ		Y-o-Y
Salaries & Benefits	$	71.5	$	3.2	$	4.8
Services & Fees		28.8		1.8		3.1
Net Occupancy - Premises		7.8		0.3		0.4
Equipment Expense		6.4		0.2		0.3
Other Expense		16.5		0.4		(0.9)
Total Noninterest Expense	$	130.9	$	5.8	$	7.7

Noninterest Expense
($ in millions)(1)


$123
$124
$124
$125
$131
$67
$69
$68
$68
$72
$26
$27
$26
$27
$29
$7
$7
$7
$8
$8
$6
$6
$6
$6
$6
$17
$15
$16
$16
$16
Q3-24
Q4-24
Q1-25
Q2-25
Q3-25
Salaries and Benefits
Services & Fees
Net Occupancy - Premises
Equipment Expense
Other Expense

(1) Totals may not foot due to rounding

Company Overview | Q3'25 Results | Historical Growth | Capital Position | Net Interest Income | Deposit Portfolio | Loan Portfolio | Asset Quality | Liquidity Profile | Noninterest Inc. & Exp.

Trustmark

24

Appendix

Current Ratings Profile

	S&P Global Ratings	Fitch Ratings
Trustmark Corporation		
Long-Term Issuer Rating	BBB	BBB
Subordinated Debt	BBB-	BBB-
Outlook	Stable	Stable

Debt Maturity Profile

Term/ Structure	Entity	Rank	Maturity Date	Call Date	Amount ($000)	Front-End Coupon	Back-End Coupon	Current Coupon
10 Yr NC 5	HoldCo	Subordinated	12/1/2030	12/1/2025	$125,000	3.625%	3M CME term SOFR + 338.7bps	3.625%
30 Yr NC 5 TruPS	Trustmark Preferred Capital Trust I	Junior Subordinated	9/30/2036	9/30/2011	$60,000	3-Month LIBOR + 1.72%	–	3-Month CME SOFR + 1.98%

Under the grandfathering provisions of the Basel III Final Rule, TRMK's TruPs receive Tier 1 Capital treatment

Rating disclaimer: A rating is not a recommendation to buy, sell or hold securities. Ratings may be subject to revision or withdrawal at any time by the assigning rating organization. Each rating organization has its own methodology for assigning ratings and, accordingly, each rating should be evaluated independently of any other rating.

Trustmark

26

Historical Interest Coverage & Double Leverage Ratio ($ in thousands) Double Leverage 2023Y 2024Y 2025Q1 2025Q2 2025Q3 Bank Level Equity $1,768,536 $2,060,699 $2,112,860 $2,155,600 $2,189,910 i Consolidated Equity 1,661,847 1,962,327 2,021,227 2,070,789 2,114,268 ii Double Leverage Ratio 106.4% 105.0% 104.5% 104.1% 103.6% = i / ii ($ in thousands) Interest Coverage 2023Y 2024Y 2025Q1 2025Q2 2025Q3 Interest Expense on Debt $80,003 $46,528 $9,374 $10,495 $9,211 A Interest Expense on Deposits 245,951 329,381 67,718 68,177 71,065 Total Interest Expense $325,954 $375,909 $77,092 $78,672 $80,276 B Income From Adjusted Continuing Operations Before Taxes* $188,940 $222,224 $65,334 $68,856 $69,754 C Interest Coverage (excluding deposit expense) 3.4x 5.8x 8.0x 7.6x 8.6x = (C + A) / A Interest Coverage (including deposit expense) 1.6x 1.6x 1.8x 1.9x 1.9x = (C + B) / B * A reconciliation of this non-GAAP measure is set forth in appendix 27

Reconciliation of Non-GAAP Financial Measures ($ in thousands, except per share data) Quarter Nine Months Year Ended December 31, Ended Ended 2022 2023 2024 9/30/25 9/30/25 Adjusted Continuing Operations Net Interest Income (GAAP) a $ 494,708 $ 552,878 $ 584,421 $ 162,441 $ 473,252 Provision for Credit Losses (GAAP) b 22,892 24,581 41,255 1,685 11,655 PCL, LHFI sale of 1-4 family mortgage loans - - (8,633) - Provision for Credit Losses From Adjusted Continuing Operations (Non-GAAP) c 22,892 24,581 32,622 1,685 11,655 Noninterest Income (Loss) (GAAP) d 151,422 148,433 (23,419) 39,931 122,405 Mortgage Loan Sale Loss (incl in Other, Net) - - 4,798 - - Visa C Shares Gain (incl in Other, Net) - - (8,056) - - Securities (Gains) Losses, Net - - 1 82,792 - - Noninterest Income From Adjusted Continuing Operations (Non-GAAP) e 151,422 148,433 156,115 39,931 122,405 Noninterest Expense (GAAP) f 564,133 495,696 485,690 130,933 380,058 Litigation Settlement Expense (100,750) (6,500) - - - Reduction in Force Expense - (1,406) - - - Noninterest Expense From Adjusted Continuing Operations (Non-GAAP) g 463,383 487,790 485,690 130,933 380,058 Income (Loss) From Continuing Operations Before Income Taxes (GAAP) a-b+d-f 59,105 181,034 34,057 69,754 203,944 Income Taxes From Continuing Operations (GAAP) h (1,813) 27,744 (11,153) 12,967 37,683 Income (Loss) From Continuing Operations (GAAP) i 60,918 153,290 45,210 56,787 166,261 Income From Adjusted Continuing Operations Before Income Taxes (Non-GAAP) a-c+e-g 159,855 188,940 222,224 - - Income Taxes From Adjusted Continuing Operations (Non-GAAP) 23,374 29,720 3 5,889 - - Income From Adjusted Continuing Operations (Non-GAAP) $ 136,481 $ 159,220 $ 186,335 $ - $ - Total Revenue (GAAP) a+d $ 646,130 $ 701,311 $ 561,002 $ 202,372 $ 595,657 Total Revenue (Non-GAAP) a+e 646,130 701,311 740,536 202,372 595,657 Discontinued Operations Gain on Sale of FBBI j $ - $ - $ 2 28,272 $ - $ - FBBI Operating Results - Noninterest Income k 53,722 5 8,525 28,255 - - Noninterest Income 53,722 58,525 256,527 - - FBBI Operating Results - Noninterest Expense l 3 9,080 42,223 1 9,375 - - Income From Discontinued Operations (GAAP) m 14,642 16,302 237,152 - - Income Taxes From Discontinued Operations (GAAP) n 3 ,673 4,103 59,353 - - Income From Discontinued Operations (GAAP) o $ 10,969 $ 12,199 $ 177,799 $ - $ - Total Operating Results Net Interest Income (GAAP) a $ 494,708 $ 552,878 $ 584,421 $ 162,441 $ 473,252 Provision for Credit Losses (GAAP) b 22,892 24,581 41,255 1,685 11,655 Noninterest Income (Loss) (GAAP) d 151,422 148,433 (23,419) 39,931 122,405 Gain on Sale of FBBI j - - 2 28,272 - - FBBI Operating Results - Noninterest Income k 53,722 5 8,525 2 8,255 - - Noninterest Income Total Operating Results (Non-GAAP) p 205,144 206,958 233,108 39,931 122,405 Noninterest Expense (GAAP) f 564,133 495,696 485,690 130,933 380,058 FBBI Operating Results - Noninterest Expense l 3 9,080 4 2,223 19,375 - - Noninterest Expense Total Operating Results (Non-GAAP) q 603,213 537,919 505,065 130,933 380,058 Income From Total Operating Results (Non-GAAP) a-b+p-q 73,747 197,336 271,209 69,754 203,944 Income Taxes From Total Operating Results (Non-GAAP) h+n 1,860 3 1,847 48,200 1 2,967 3 7,683 Income From Total Results (GAAP) i+o $ 71,887 $ 165,489 $ 223,009 $ 56,787 $ 166,261 Diluted Per Share Data Diluted Earnings (Loss) per Share From Continuing Operations (GAAP) $ 0.99 $ 2.50 $ 0.74 $ 0.94 $ 2.74 Diluted Earnings per Share From Discontinued Operations (GAAP) 0.18 0.20 2.90 - - Diluted Earnings per Share Total (GAAP) 1.17 2.70 3.63 0.94 2.74 Diluted Earnings per Share From Adjusted Continuing Operations (Non-GAAP) 2.22 2.60 3.04 n/a n/a Financial Ratios Return on Average Assets From Continuing Operations (GAAP) 0.35% 0.82% 0.24% 1.21% 1.21% Return on Average Assets From Adjusted Continuing Operations (Non-GAAP) 0.78% 0.86% 1.01% n/a n/a Return on Average Tangible Common Equity From Continuing Operations (GAAP) 4.86% 12.43% 3.04% 12.84% 13.03% Return on Average Tangible Common Equity From Adjusted Continuing Operations (Non-GAAP) 10.78% 12.95% 12.71% n/a n/a 28

Reconciliation of Non-GAAP Financial Measures Return on Average Tangible Common Equity Quarter Nine Months ($ in thousands) Year Ended December 31, Ended Ended 2022 2023 2024 9/30/25 9/30/25 Average Tangible Common Equity Average Total Shareholders' Equity $ 1,608,299 $ 1,565,740 $ 1,801,797 $ 2,090,373 $ 2,041,407 Less: Average Goodwill 334,605 334,605 334,605 334,605 334,605 Less: Average Identifiable Intangible Assets 971 325 182 49 80 Total Average Tangible Common Equity $ 1,272,723 $ 1,230,810 $ 1,467,010 $ 1,755,719 $ 1,706,722 Net Income From Continuing Operations Adjusted For Intangible Amorization Net Income From Adjusted Continuing Operations $ 136,481 $ 159,220 $ 186,335 $ 56,787 $ 166,261 Plus: Intangible Amortization Net of Tax 740 217 81 24 72 Net Income From Adjusted Continuing Operations $ 137,221 $ 159,437 $ 186,416 $ 56,811 $ 166,333 Adjusted For Intangible Amortization (1) 10.78% 12.95% 12.71% 12.84% 13.03% ROATCE From Adjusted Continuing Operations (1) Calculation = ((Net Income From Adjusted Continuing Operations Adjusted For Intangible Amortization/Number of Days in Period)*Number Of Days in Year)/Total Average Tangible Common Equity. 29

Reconciliation of Non-GAAP Financial Measures Tangible Common Equity & Tangible Book Value Per Share ($ in thousands except for per share figures) Year Ended, Quarter Ended, 12/31/22 12/31/23 12/31/24 3/31/25 6/30/25 9/30/25 Tangible Common Equity Stockholders' Equity $1,492,268 $1,661,847 $1,962,327 $2,021,227 $2,070,789 $2,114,268 Less: Goodwill and Other Intangibles 335,131 334,841 334,731 334,700 334,668 334,637 Tangible Common Equity (Non-GAAP) $1,157,137 $1,327,006 $1,627,596 $1,686,527 $1,736,121 $1,779,631 Tangible Assets Total Assets (GAAP) $18,015,478 $18,722,189 $18,152,422 $18,296,203 $18,615,659 $18,801,510 Less: Goodwill and Other Intangibles 335,131 334,841 334,731 334,700 334,668 334,637 Tangible Assets (Non-GAAP) $17,680,347 $18,387,348 $17,817,691 $17,961,503 $18,280,991 $18,466,873 Common Shares Outstanding 60,977,686 61,071,173 61,008,023 60,718,411 60,401,684 60,126,376 Tangible Common Equity to Tangible Assets Ratio (Non-GAAP) 6.5% 7.2% 9.1% 9.4% 9.5% 9.6% Tangible Book Value per Share (Non-GAAP) $18.98 $21.73 $26.68 $27.78 $28.74 $29.60 30

Reconciliation of Non-GAAP Financial Measures Tangible Common Equity & Tangible Assets Including Unrealized Losses on HTM Securities ($ in thousands) Quarter Ended, 9/30/25 After-Tax Unrealized Gain / (Loss) on HTM Securities Fair Value of HTM Securities $1,233,736 Less: Carrying Value of HTM Securities 1,268,459 Pre-Tax Unrealized Gain / (Loss) on HTM Securities ($34,723) (1) ($26,042) After-Tax Unrealized Gain / (Loss) on HTM Securities Tangible Common Equity Including After-Tax HTM Losses Stockholders' Equity $2,114,268 Less: Goodwill and Other Intangibles 334,637 Tangible Common Equity (Non-GAAP) $1,779,631 Plus: After-Tax Unrealized Gain / (Loss) on HTM Securities (26,042) Tangible Common Equity Including After-Tax HTM Losses (Non-GAAP) $1,753,589 Tangible Assets Including After-Tax HTM Losses Total Assets (GAAP) $18,801,510 Less: Goodwill and Other Intangibles 334,637 Tangible Assets (Non-GAAP) $18,466,873 Plus: After-Tax Unrealized Gain / (Loss) on HTM Securities (26,042) Tangible Assets Including After-Tax HTM Losses (Non-GAAP) $18,440,831 Tangible Common Equity to Tangible Assets Ratio Including After-Tax HTM Losses (Non-GAAP) 9.5% (1) Assumes a tax rate of 25.0% 31

Reconciliation of Non-GAAP Financial Measures Common Equity Tier 1 and Common Equity Tier 1 Including AOCI & After-Tax HTM Losses ($ in thousands) Quarter Ended, 9/30/25 After-Tax Unrealized Gain / (Loss) on HTM Securities Fair Value of HTM Securities $1,233,736 Less: Carrying Value of HTM Securities 1,268,459 Pre-Tax Unrealized Gain / (Loss) on HTM Securities ($34,723) (1) ($26,042) After-Tax Unrealized Gain / (Loss) on HTM Securities Common Equity Tier 1 Capital (CET1) Stockholders' Equity $2,114,268 Less: Accumulated Other Comprehensive Income (AOCI) (19,380) Less: Goodwill Net of Associated Deferred Tax Liabilities 320,754 (2) Less: Other Adjustments and Deductions for CET1 111 Common Equity Tier 1 Capital (Non-GAAP) $1,812,783 A CET1 Including AOCI & After-Tax HTM Losses Plus: Accumulated Other Comprehensive Income (AOCI) (19,380) Plus: After-Tax Unrealized Gain / (Loss) on HTM Securities (26,042) CET1 Including AOCI & After-Tax HTM Losses (Non-GAAP) $1,767,361 B Risk Weighted Assets $15,263,314 C CET1 Capital Ratio 11.9% = A / C CET1 Capital Ratio Including AOCI & After-Tax HTM Losses (Non-GAAP) 11.6% = B / C (1) Assumes a tax rate of 25.0% (2) Includes other intangible assets, net of DTLs, disallowed deferred tax assets (DTAs), threshold deductions and transition adjustments, as applicable. 32